                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02631

                          Chestnut Street Exchange Fund
               (Exact name of registrant as specified in charter)

                              103 Bellevue Parkway
                              Wilmington, DE 19809
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                          Chestnut Street Exchange Fund
                              103 Bellevue Parkway
                              Wilmington, DE 19809
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (302) 791-1112

                      Date of fiscal year end: December 31

                  Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.
   Chairman

                                                                January 29, 2010

Fellow Partner:

Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2009.

Our Fund earned $6.28 per share of net investment income for a share outstanding throughout 2009, compared to $8.06 per share earned in 2008. The principal reason for the decrease in earnings was the substantial reduction in 2009 in the large dividends received in 2008 from Bank of America and Wells Fargo & Co.

After providing for the January 2010 distribution, the net asset value per partnership share at December 31, 2009 was $315.61. The net asset value at September 30, 2009, the date of our last report, was $295.94.

Additions to the portfolio in the fourth quarter were 30,100 shares of Check Point Software Technologies, Ltd. Entirely distributed in redemption of Fund shares were Burlington Northern Santa Fe Corp. and IMS Health, Inc. along with portions of Abbott Laboratories, Johnson & Johnson and Merck & Co.

Additional information required by Securities and Exchange Commission regulations is enclosed.

The accompanying Investment Adviser's Report contains interesting information on the market generally and on our Fund's performance.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                        Yours sincerely,


                                        /s/ David R. Wilmerding, Jr.
                                        ----------------------------------
                                        David R. Wilmerding, Jr.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                           INVESTMENT ADVISER'S REPORT

MARKET REVIEW

     Gains in US stocks continued during the fourth quarter, although advances were significantly more modest and the market as a whole was prone to a few short-term selloffs. For the fourth quarter, the Dow Jones Industrial Average advanced 8.1%, the S&P 500 Index was up 6.0%, the Russell 1000 Index climbed 6.1% and the Nasdaq Composite rose 6.9%. For all of 2009, the indexes advanced 22.7%, 26.5%, 28.4% and 43.9%, respectively. The significant outperformance of the Nasdaq can be attributed to exceptionally strong performance in the technology sector. When the rally began in March, smaller cap stocks posted significant outperformance when compared to their large-cap counterparts, but that trend began diminishing as the bull market matured. For the fourth quarter, the Russell 2000 advanced 3.9%, and it closed the year with performance close to that of large cap stocks, rising 27.2%. From a style perspective, growth stocks outperformed value for both the fourth quarter and for all of 2009. The Russell 1000 Growth Index advanced 7.9% in the quarter and 37.2% for the year, while the Russell 1000 Value Index climbed a more modest 4.2% for the quarter and 19.7% for the year.

     From a sector perspective, all areas of the market posted positive returns for the fourth quarter, with the noticeable exception of financials. Financial stocks have been one of the most interesting sector stories over the last year. These stocks were clearly hit the hardest during the brunt of the late-2008 and early-2009 selloff, and then outperformed all other areas of the market during the initial stages of the run up. For the year as a whole, financials fell somewhere in the middle of the pack. The clear winner from a sector perspective for all of 2009 was technology, with that sector up 61.7%, followed by materials (up 48.6%) and consumer discretionary (up 41.3%). The lower performing stocks from a sector perspective were telecommunication services (up 8.9%), followed by utilities (up 11.9%) and consumer staples (up 14.9%).

     As was the case throughout 2009, the future direction of the US markets will be highly dependent on the extent to which the economy can continue to recover from recession. From the data that is now available (including inventories, spending and employment), it looks like real gross domestic product growth for the fourth quarter of 2009 should be up at least 4% in the United States, but it is likely that future growth levels will be volatile (as is often the case during a recovery). Consumers still have a prolonged period of deleveraging to work through since household debt remains high. This backdrop, combined with high levels of unemployment, will continue to exert downward pressure on consumer spending. Ongoing deleveraging and the credit overhang make it unlikely a rapid expansion could occur in the United States, but at the same time, continued aggressive support from policymakers should prevent a "lost decade." On balance, we expect US economic growth will continue to be muted. The economic recovery does seem to be for real, but we expect that growth will come in at a pace below that associated with a typical recovery.

     In terms of the outlook, we expect the cyclical bull market that began last March to continue. The economic and earnings backdrop will likely remain uneven, but should provide enough of a solid base for stocks to make modest gains in 2010. The economy does appear to be transitioning into a self-reinforcing recovery phase, inflation pressures remain absent and monetary policy still remains easy--all of which should be conducive to continued outperformance of risk assets. It is important to note, however, that the current bull market is in the process of shifting, from one being driven by the influx of liquidity and P/E improvements into an economic-recovery- and earnings-driven phase. In this latter type of environment, gains tend to be less robust and markets experience more setbacks along the way. As a result, we would not be at all surprised to see some sort of corrective action or a period of consolidation at any point, particularly given the strong advance in stocks over the past nine months.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONTINUED)

PORTFOLIO REVIEW

SUMMARY

     A third consecutive positive quarter led the US equity market to close the year on a high note, with the S&P 500 Index reaching a new high for the year on December 28. For the year, the Index returned 26% and notched its best year since 2003. Third quarter earnings released in October and November continued to surprise to the upside, and reflected demand and revenue improvements, not just successful cost cutting measures. All sectors within the S&P 500 appreciated during the fourth quarter, with the exception of financials. The best-performing sector during the year, information technology, also fared well in the fourth quarter, delivering a double-digit return.

     During the fourth quarter, the Chestnut Street Exchange Fund appreciated and outperformed the 6.0% return generated by the S&P 500 Index. Positive stock selection in financials, health care and industrials accounted for the outperformance and overshadowed negative contribution from the information technology sector.

     For the year ended December 31, 2009, the Fund's total return was 20.94% compared to 26.47% for the S&P 500 Index.

PERFORMANCE ATTRIBUTION

     The Fund's investment in the financials sector produced the greatest outperformance relative to the S&P 500 Index during the fourth quarter, after having underperformed in the third quarter. Despite continued debate over financial reform, Moody's Corp. rebounded from very poor third quarter performance to rise by more than 30%. The Fund's position in American Express Co. also added value as the stock rose significantly despite a negative market environment for financial stocks.

     Stock selection and an overweight position in health care also contributed to relative outperformance. The significant investment in pharmaceuticals accounted for much of the gain, with the most notable performer being Merck & Co. Also in health care, IMS Health surged higher by 37% on the announced acquisition of the company by TPG Partners. Acquisition news also boosted the Fund's investment in Burlington Northern Santa Fe Corp, which was targeted by Berkshire Hathaway during the quarter, and produced outperformance in the industrials sector.

     Throughout the quarter the Fund held an underweight in the information technology sector, which outperformed all other sectors within the S&P 500 Index. This underweight detracted from relative return comparisons. In addition, stock selection in the semiconductors and semiconductor equipment industry also negatively impacted the Fund, with our holdings of Intel Corp. and Cabot Microelectronics Corp. lagging their peers.

OUTLOOK

     The Fund's sector weightings remained stable during the quarter. We used investor redemptions to remove the soon to be acquired Burlington Northern and IMS Health positions, and also continued to trim the pharmaceuticals overweight with redemptions in kind of Merck & Co., Abbot Laboratories, and Johnson

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONTINUED)

& Johnson. During the quarter we took the opportunity to lessen the underweight in the information technology sector by adding a new investment in Checkpoint Software Technologies Ltd. The portfolio remains highly diversified, with the largest weightings in the health care, information technology and industrials sectors. Relative to the S&P 500, the Funds holds significant overweights in health care and industrials, and notable underweights in consumer discretionary, utilities, and information technology.

ANY OPINIONS EXPRESSED ARE THOSE OF BLACKROCK AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE BASED ON CHANGES IN MARKET OR ECONOMIC CONDITIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT FORECASTS MADE HEREIN WILL COME TO PASS. THE COMMENTS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION FOR ANY INDIVIDUAL HOLDINGS OR MARKET SECTORS. ACTUAL PORTFOLIOS MAY DIFFER AS A RESULT OF ACCOUNT SIZE, CLIENT IMPOSED INVESTMENT RESTRICTIONS, THE TIMING OF CLIENT INVESTMENT, AND MARKET, ECONOMIC, AND INDIVIDUAL COMPANY CONSIDERATIONS, AMONG OTHER THINGS. INFORMATION AND OPINIONS ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE. WE CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, ASSURE ITS COMPLETENESS, OR WARRANT THAT SUCH INFORMATION WILL NOT BE CHANGED WITHOUT NOTICE. RELIANCE UPON INFORMATION IN THIS REPORT IS AT THE SOLE DISCRETION OF THE READER.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONCLUDED)
                                  (UNAUDITED)

                             PERFORMANCE COMPARISON

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CHESTNUT STREET EXCHANGE FUND(1) VS. S&P 500(R) INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX(2)

                              (PERFORMANCE GRAPH)

                                             Chestnut
                    S&P Value   DJIA Value    Street
                    ---------   ----------   --------
       12/31/1999      10000        10000     10000
      Jan 31 2000       9498         9519     10112
      Feb 29 2000    9318.49      8828.87      9790
    March 31 2000    10229.8      9531.65     10868
    April 30 2000    9921.92      9373.43     10811
      May 31 2000    9718.52      9206.58     10944
     June 30 2000    9958.57      9152.26     11126
     July 31 2000    9803.21      9222.73     11119
   August 31 2000      10412      9852.64     11757
    Sept. 30 2000    9862.24      9368.88     10057
     Oct. 31 2000    9820.82       9656.5     10537
     Nov. 30 2000    9046.94      9180.44      9992
     Dec. 31 2000    9091.27      9515.52      9903
     Jan. 31 2001    9414.01      9612.58     10106
     Feb. 28 2001    8555.45      9287.68      9346
     Mar. 31 2001    8013.03      8749.92      8761
     Apr. 30 2001    8635.65      9516.41      9431
      May 31 2001    8693.51      9697.23      9342
     Jun. 30 2001    8482.25       9339.4      9204
     Jul. 31 2001    8398.72      9368.35      9299
     Aug. 31 2001    7872.96      8882.13      9024
    Sept. 30 2001    7236.82      7904.21      8358
     Oct. 31 2001    7375.05      8116.83      8603
     Nov. 30 2001    7940.71      8835.99      9426
     Dec. 31 2001    8010.59      8997.68      9403
     Jan. 31 2002    7893.64       8915.8      9391
     Feb. 28 2002    7741.29      9103.93      9136
     Mar. 31 2002    8032.36      9380.69      9520
     Apr. 30 2002    7545.36      8976.38      9108
      May 31 2002    7489.53      8982.66      9096
     Jun. 30 2002    6956.27      8375.44      7947
     Jul. 31 2002    6414.38      7926.51      7746
     Aug. 31 2002    6456.71      7879.75      7661
    Sept. 30 2002    5754.87      6914.48      6904
     Oct. 31 2002     6261.3      7664.01      7565
     Nov. 30 2002    6630.09      8143.01      8020
     Dec. 31 2002    6240.24       7647.1      7405
     Jan. 31 2003    6076.74      7392.45      7267
     Feb. 28 2003    5985.59      7264.56      7229
     Mar. 31 2003    6043.65      7368.44      7315
     Apr. 30 2003    6541.65      7829.71      7796
      May 31 2003    6886.39      8199.27      8089
     Jun. 30 2003    6974.54       8336.2      8123
     Jul. 31 2003    7097.29      8579.61      8361
     Aug. 31 2003    7235.69      8770.08      8542
     Sep. 30 2003    7158.99      8650.81      8461
     Oct. 31 2003    7564.19      9158.61      8893
     Nov. 30 2003    7630.75      9165.94      8895
     Dec. 31 2003    8030.61      9809.39      9264
     Jan. 31 2004       8178      9854.51      9330
     Feb. 29 2004    8291.67      9966.85      9341
    March 31 2004    8166.47      9767.51      9000
    April 30 2004    8038.26      9656.16      9049
      May 31 2004    8148.38      9642.65      9311
     June 30 2004    8306.88      9888.53      9406
     July 31 2004    8031.93      9622.53      9067
   August 31 2004    8064.05       9679.3      9088
September 30 2004    8151.14      9601.87      8848
  October 31 2004    8275.86       9567.3      9008
 November 30 2004    8611.03      9977.74      9249
 December 31 2004     8903.8        10331      9578
     Jan. 31 2005    8686.55      10063.4      9440
     Feb. 28 2005    8868.97      10357.2      9680
    March 31 2005    8711.99        10118      9570
    April 30 2005    8546.46      9833.66      9571
      May 31 2005    8818.24      10125.7      9816
     June 30 2005    8830.58       9954.6      9626
     July 31 2005    9159.08      10324.9      9833
   August 31 2005    9075.73        10202      9660
September 30 2005    9149.25      10297.9      9592
  October 31 2005    8996.45      10185.7      9632
 November 30 2005    9336.52        10585     10049
 December 31 2005    9339.32      10510.9      9875
     Jan. 31 2006    9586.81      10668.5      9993
     Feb. 28 2006     9612.7      10826.4     10057
    March 31 2006    9732.86      10961.8     10123
    April 30 2006    9863.28      11233.6     10366
      May 31 2006    9579.21      11069.6     10105
     June 30 2006    9592.63      11065.2     10133
     July 31 2006     9652.1        11115     10391
   August 31 2006    9881.82      11347.3     10640
September 30 2006    10136.8      11658.2     10970
  October 31 2006    10467.2      12074.4     11252
 November 30 2006    10666.1      12261.5     11284
 December 31 2006    10815.4      12520.3     11350
  January 31 2007      10979      12695.5     11537
 February 28 2007    10764.2      12375.6     11230
    March 31 2007    10884.6      12479.6     11277
    April 30 2007    11366.7      13210.9     11926
      May 31 2007    11763.4      13821.2     12257
     June 30 2007      11568      13615.3     12070
     July 31 2007    11209.4      13431.5     11902
   August 31 2007    11377.5      13619.5     12250
September 30 2007      11803      14184.7     12653
  October 31 2007    11990.8      14238.6     12706
 November 30 2007    11489.4      13720.3     12458
 December 31 2007    11409.7      13629.8     12177
  January 31 2008    10725.3      13019.2     11487
 February 29 2008    10376.9      12661.2     11060
    March 31 2008      10332      12675.1     11141
    April 30 2008    10835.2      13270.8     11531
      May 31 2008    10975.5      13124.8     11581
     June 30 2008    10050.3      11808.4     10582
     July 31 2008    9965.78      11859.2     10956
   August 31 2008    10109.9      12073.8     11078
September 30 2008    9208.99      11369.9     10522
  October 31 2008    7662.34      9791.78      9126
 November 30 2008    7112.57       9315.9      8450
 December 31 2008    7188.25      9278.64      8394
  January 31 2009    6582.35      8477.89      7562
 February 28 2009    5881.46      7528.37      6637
    March 31 2009    6396.68      8124.61      7182
    April 30 2009     7008.9      8738.02      7761
      May 31 2009    7400.91      9132.11      8192
     June 30 2009    7415.57      9095.58      8242
     July 31 2009    7976.48      9890.53      8879
   August 31 2009    8264.43      10282.2      9222
September 30 2009    8572.86        10532      9469
  October 31 2009    8413.57      10546.8      9369
 November 30 2009    8918.22      11276.6     10006
 December 31 2009    9090.52      11383.8     10151

     The performance data represents past performance and the principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (302) 791-1112 for the most recent month-end performance.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                              AVERAGE ANNUAL TOTAL RETURNS
                                        ----------------------------------------
                                                                        SINCE
                                        1 YEAR   5 YEAR   10 YEAR   INCEPTION(3)
                                        ------   ------   -------   ------------
Chestnut Street Exchange Fund           20.94%    1.17%    0.15%       10.88%
S&P 500(R) Index                        26.47%    0.42%   (0.95)%      10.70%
Dow Jones Industrial Average Index      22.70%    1.96%    1.30%       11.08%

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 2000 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund's gross expense ratio for the fiscal year ended December 31, 2009 was 0.51%.

(2) Results of index performance are presented for general comparative purposes.

(3) Cumulative since inception total returns were 2,923.26%, 2,765.04% and 3,104.41% for the Chestnut Street Exchange Fund, the S&P 500(R) Index and the Dow Jones Industrial Average Index, respectively, for the period December 29, 1976 (inception) to December 31, 2009.

                       BLACKROCK CAPITAL MANAGEMENT, INC.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FUND EXPENSE EXAMPLE
                                  (UNAUDITED)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2009 through December 31, 2009, and held for the entire period.

ACTUAL EXPENSES

     The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ending December 31, 2009" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                          CHESTNUT STREET EXCHANGE FUND

                                                                          EXPENSES PAID
                                      BEGINNING           ENDING            DURING SIX
                                    ACCOUNT VALUE     ACCOUNT VALUE       MONTHS ENDING
                                    JULY 1, 2009    DECEMBER 31, 2009   DECEMBER 31, 2009*
                                    -------------   -----------------   ------------------
Actual...........................     $1,000.00         $1,231.80              $2.76
Hypothetical
   (5% return before expenses)...     $1,000.00         $1,022.70+             $2.50

----------
* Expenses are equal to the Fund's annualized six-month expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund's ending account value on the first line of the table is based on the actual total return of 23.18% for the six-month period ending December 31, 2009.

+ Hypothetical expenses are based on the Fund's actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                        PORTFOLIO HOLDINGS SUMMARY TABLE
                               DECEMBER 31, 2009
                                   (UNAUDITED)

                            % OF NET
SECURITY TYPE/INDUSTRY       ASSETS        VALUE
----------------------      --------   ------------
COMMON STOCKS:
   Health Care ..........      20.0%   $ 38,874,302
   Technology ...........      16.1      31,131,096
   Consumer Cyclicals ...      12.7      24,606,090
   Financial ............      12.6      24,340,623
   Energy ...............      10.3      19,931,205
   Staples ..............       7.3      14,257,974
   Capital Equipment ....       7.3      14,114,577
   Basics ...............       6.1      11,808,599
   Transportation .......       2.5       4,846,432
   Utilities ............       2.5       4,765,088
   Retail ...............       2.1       4,129,013
Other Assets in Excess
   of Liabilities .......       0.5       1,044,097
                              -----    ------------
Net Assets ..............     100.0%   $193,849,096
                              =====    ============

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2009

                                                          Shares       Value
                                                         -------   -------------
COMMON STOCKS--99.5%
BASICS--6.1%
Air Products & Chemicals, Inc. .......................   100,609   $  8,155,366
Cabot Corp. ..........................................    86,032      2,256,619
Cabot Microelectronics Corp.* ........................    42,373      1,396,614
                                                                   ------------
                                                                     11,808,599
                                                                   ------------
CAPITAL EQUIPMENT--7.3%
Emerson Electric Co. .................................   181,112      7,715,371
General Electric Co. .................................   364,049      5,508,061
Pitney Bowes, Inc. ...................................    39,154        891,145
                                                                   ------------
                                                                     14,114,577
                                                                   ------------
CONSUMER CYCLICALS--12.7%
3M Co. ...............................................   144,103     11,912,995
CBS Corp., - Class B .................................    60,100        844,405
Comcast Corp., - Class A .............................   149,743      2,524,667
Procter & Gamble Co. .................................    85,100      5,159,613
Walt Disney Co. (The) ................................   129,129      4,164,410
                                                                   ------------
                                                                     24,606,090
                                                                   ------------
ENERGY--10.3%
BP PLC ADR ...........................................    41,979      2,433,523
Exxon Mobil Corp. ....................................   147,227     10,039,409
Schlumberger, Ltd. ...................................   114,584      7,458,273
                                                                   ------------
                                                                     19,931,205
                                                                   ------------
FINANCIAL--12.6%
American Express Co. .................................    98,525      3,992,233
Ameriprise Financial, Inc. ...........................    22,266        864,366
Bank of America Corp. ................................    56,084        844,625
JPMorgan Chase & Co. .................................   140,310      5,846,718
Moody's Corp. ........................................    82,738      2,217,378
Wells Fargo & Co. ....................................   391,823     10,575,303
                                                                   ------------
                                                                     24,340,623
                                                                   ------------
HEALTH CARE--20.0%
Abbott Laboratories ..................................   167,916      9,065,785
Baxter International, Inc. ...........................    64,986      3,813,378
Hospira, Inc.* .......................................    23,125      1,179,375
Johnson & Johnson ....................................   133,406      8,592,680
Medco Health Solutions, Inc.* ........................    91,862      5,870,900
Merck & Co., Inc. ....................................   283,311     10,352,184
                                                                   ------------
                                                                     38,874,302
                                                                   ------------

                                                          Shares       Value
                                                         -------   ------------
RETAIL--2.1%
Home Depot, Inc. .....................................    23,400   $    676,962
Kohl's Corp.* ........................................    15,200        819,736
Safeway, Inc. ........................................    44,558        948,640
Wal-Mart Stores, Inc. ................................    31,500      1,683,675
                                                                   ------------
                                                                      4,129,013
                                                                   ------------
STAPLES--7.3%
Altria Group, Inc. ...................................    18,000        353,340
Coca-Cola Co. (The) ..................................   164,147      9,356,379
Hanesbrands, Inc.* ...................................     5,688        137,138
Kraft Foods, Inc., - Class A .........................    12,456        338,554
PepsiCo, Inc. ........................................    43,600      2,650,880
Philip Morris International, Inc. ....................    18,000        867,420
Sara Lee Corp. .......................................    45,506        554,263
                                                                   ------------
                                                                     14,257,974
                                                                   ------------
TECHNOLOGY--16.1%
Check Point Software
   Technologies Ltd.* ................................    30,100      1,019,788
Cisco Systems, Inc.* .................................    32,700        782,838
Hewlett-Packard Co. ..................................    57,923      2,983,614
Intel Corp. ..........................................   776,785     15,846,414
International Business Machines
Corp. ................................................    39,708      5,197,777
Microsoft Corp. ......................................   139,643      4,257,715
Oracle Corp. .........................................    42,500      1,042,950
                                                                   ------------
                                                                     31,131,096
                                                                   ------------
TRANSPORTATION--2.5%
Union Pacific Corp. ..................................    75,844      4,846,432
                                                                   ------------
UTILITIES--2.5%
Verizon Communications, Inc. .........................   143,830      4,765,088
                                                                   ------------
Total Common Stocks
   (Cost: $39,370,606) ...............................              192,804,999
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
   (Cost: $39,370,606) ...............................      99.5%  $192,804,999
Other assets in excess of liabilities ................       0.5%     1,044,097
                                                         -------   ------------
NET ASSETS ...........................................     100.0%  $193,849,096
                                                         =======   ============

----------
*    Non-Income Producing

PLC--Public Limited Company.

ADR--American Depositary Receipt.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       SCHEDULE OF INVESTMENTS (CONCLUDED)
                               DECEMBER 31, 2009

FAIR VALUE MEASUREMENTS. The inputs and valuation techniques used to measure fair value of the Fund's investments are summarized into three levels as described below:

-    Level 1 -- quoted prices in active markets for identical securities

- Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2009, in valuing the Fund's investments carried at value:

                                                                          Level 2        Level 3
                                              Total         Level 1     Significant    Significant
                                            Value at        Quoted      Observable    Unobservable
Fund                                        12/31/09        Prices        Inputs         Inputs
----                                      ------------   ------------   -----------   ------------
CHESTNUT STREET EXCHANGE FUND
   Assets Investments in Securities* ..   $192,804,999   $192,804,999       $--           $--

*    See details of industry breakout.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

ASSETS
Investments in securities, at value (cost $39,370,606) .............   $192,804,999
Cash ...............................................................      1,660,218
Dividends receivable ...............................................        375,069
Interest receivable ................................................             64
Prepaid expenses ...................................................         17,235
                                                                       ------------
   Total assets ....................................................    194,857,585
                                                                       ------------
LIABILITIES
Payables for:
   Distributions ...................................................        889,671
   Advisory fees ...................................................         58,558
   Managing general partners .......................................          8,736
   Custodian fees ..................................................          7,033
   Transfer agent fees .............................................          1,674
Accrued expenses and other liabilities .............................         42,817
                                                                       ------------
      Total liabilities ............................................      1,008,489
                                                                       ------------
NET ASSETS .........................................................   $193,849,096
                                                                       ============
NET ASSETS CONSISTED OF:

   Other capital -- paid-in or reinvested ..........................   $ 42,595,785
   Accumulated net realized losses on securities ...................     (2,181,082)
   Net unrealized appreciation on investments ......................    153,434,393
                                                                       ------------
Net Assets (Applicable to 614,206 partnership shares outstanding) ..   $193,849,096
                                                                       ============
NET ASSET VALUE PER SHARE ($193,849,096 / 614,206 SHARES) ..........   $     315.61
                                                                       ============
NET ASSETS APPLICABLE TO SHARES OWNED BY:

Limited partners (614,113 shares) ..................................   $193,819,744
Managing general partners (93 shares) ..............................         29,352
                                                                       ------------
Total net assets (614,206 shares) ..................................   $193,849,096
                                                                       ============

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
   Dividends ....................................................   $  4,997,146
   Interest .....................................................          1,301
                                                                    ------------
      Total investment income ...................................      4,998,447
                                                                    ------------
EXPENSES
   Investment advisory services .................................        630,361
   Managing general partners' compensation,
      officer's salary and expenses .............................         95,695
   Legal fees ...................................................         63,746
   Printing .....................................................         31,116
   Insurance ....................................................         23,146
   Custodian fees ...............................................         21,518
   Audit fees ...................................................         18,000
   Transfer agent fees ..........................................          9,642
   Miscellaneous ................................................         13,736
                                                                    ------------
      Total expenses ............................................        906,960
                                                                    ------------
         Net investment income ..................................      4,091,487
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Realized gain on sale of
      investment securities .....................................        607,009
   Realized gain from
      securities transactions:
      distributed on redemption of
      partnership shares ........................................     20,001,156
Unrealized appreciation on
   investments
      Beginning of year .......................   $143,757,189
      End of year .............................    153,434,393
                                                  ------------
Net change in unrealized appreciation ...........................      9,677,204
                                                                    ------------
Net realized and unrealized gain from
   investments ..................................................     30,285,369
                                                                    ------------
Net increase in net assets resulting
   from operations ..............................................   $ 34,376,856
                                                                    ============

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                                       2009             2008
                                                   ------------   -------------
INCREASE /(DECREASE) IN
   NET ASSETS
   OPERATIONS:
      Net investment
         income ................................   $  4,091,487   $   5,706,714
      Net realized gain/(loss)
         from securities
         transactions, for
         federal income tax
         purposes net gain/(loss)
         is $1,415,829
         and $(3,100,083) ......................        607,009      (3,118,303)
      Excess of market value
         over book value of
         securities distributed
         upon redemption of
         partnership shares ....................     20,001,156      14,991,707
      Net change in unrealized
         appreciation/(depreciation)
         on investments ........................      9,677,204    (107,335,252)
                                                   ------------   -------------
      Increase/(decrease) in net
         assets resulting
         from operations .......................     34,376,856     (89,755,134)
                                                   ------------   -------------
   DISTRIBUTIONS TO PARTNERS FROM:
      Net investment income ....................     (4,092,954)     (5,708,668)
                                                   ------------   -------------
   CAPITAL SHARE TRANSACTIONS:
      Net asset value of 1,644
         and 2,328 shares
         issued in lieu of cash
         distributions .........................        440,144         782,761
      Cost of 79,240 and
         50,569 shares
         repurchased ...........................    (21,673,172)    (16,797,525)
                                                   ------------   -------------
      Decrease in net assets
         from capital share
         transactions ..........................    (21,233,028)    (16,014,764)
                                                   ------------   -------------
      Total increase/(decrease)
         in net assets .........................      9,050,874    (111,478,566)
   NET ASSETS:
      Beginning of year ........................    184,798,222     296,276,788
                                                   ------------   -------------
      End of year * ............................   $193,849,096   $ 184,798,222
                                                   ============   =============

----------
* Includes undistributed net investment income of $0 and $1,467, respectively.

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                             YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------
                                              2009       2008       2007       2006       2005
                                            --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year ......   $ 267.13   $ 400.30   $ 377.68   $ 337.28   $ 333.18
                                            --------   --------   --------   --------   --------
Income/(Loss) From Investment
   Operations:
Net investment income ...................       6.28       8.06       7.62       6.88       6.19
Net gain/(loss) on securities (both
   realized and unrealized) .............      48.48    (133.17)     22.62      40.40       4.10
                                            --------   --------   --------   --------   --------
      Total from investment operations ..      54.76    (125.11)     30.24      47.28      10.29
Less Distributions:
   From net investment income ...........      (6.28)     (8.06)     (7.62)     (6.88)     (6.19)
                                            --------   --------   --------   --------   --------
Net Asset Value, End of Year ............   $ 315.61   $ 267.13   $ 400.30   $ 377.68   $ 337.28
                                            --------   --------   --------   --------   --------
Total Return ............................     20.94%     (31.56)%     8.05%     14.13%      3.12%
                                            ========   ========   ========   ========   ========
Ratios/Supplemental Data:
   Net Assets, End of Year (000's) ......   $193,849   $184,798   $296,277   $290,580   $271,390
   Ratios to average net assets:
      Operating expenses ................       0.51%      0.46%      0.44%      0.44%      0.43%
      Net investment income .............       2.31%      2.33%      1.91%      1.93%      1.82%
Portfolio Turnover Rate .................       1.06%      0.29%      0.68%      0.99%      0.82%

                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2009

(A)  ORGANIZATION

     Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)  SIGNIFICANT ACCOUNTING PRINCIPLES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          SECURITY VALUATIONS

          Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

          Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

          The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2009, the Fund had a capital loss carryforward of $2,181,082, which expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

          Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (December 31, 2006 - 2009) and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

          At December 31, 2009, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost                $ 36,962,464
                                ------------
Gross unrealized appreciation    157,316,825
Gross unrealized depreciation     (1,474,290)
                                ------------
Net unrealized appreciation     $155,842,535
                                ============

         The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception as required by law.

(C)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     BlackRock Capital Management, Inc. ("BCM" or the "Adviser"), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 ("Advisory Agreement"). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. in which PNC Bank holds a minority interest.

     The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

     PNC Global Investment Servicing (U.S.) Inc., a member of the PNC Financial Services Group, Inc. ("PNC"), serves as the Fund's transfer and dividend disbursing agent.

     PFPC Trust Company serves as the Fund's custodian.

     The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund's activities including compliance with federal securities laws, plus reimbursements of related expenses. Total payments to or for the Managing General Partners amounted to $95,695.

     Legal fees amounting to $63,746 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D)  INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $2,232,909 and $1,840,516, respectively, for the year ended December 31, 2009.

(E)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund's distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

     The tax character of distributions paid during 2009 and 2008 was as follows:

                           2009         2008
                        ----------   ----------
Ordinary income .....   $4,455,738   $6,162,873
Investment expense ..     (362,784)    (454,205)
                        ----------   ----------
                        $4,092,954   $5,708,668
                        ==========   ==========

     For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)  IN-KIND DISTRIBUTION OF SECURITIES

     During the year ended December 31, 2009, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions was as follows:

                NET REALIZED      FUND
VALUE OF THE   GAIN INCLUDED     SHARES
 REDEMPTIONS   IN REDEMPTIONS   REDEEMED
------------   --------------   --------
$21,669,439    $20,001,156      79,227

     Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund's fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)  INDEMNIFICATIONS

     In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is immaterial. The Fund has not had prior claims or losses pursuant to the contracts and expects the risk of loss to be remote.

(H)  TAX MATTERS

     At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Capital loss carryover ......................   $ (2,181,082)
Net unrealized appreciation of investments ..    155,842,535
                                                ------------
                                                $153,661,453
                                                ============

     On December 31, 2009, undistributed net realized gain/accumulated realized loss on securities was decreased by $19,192,336 and additional paid-in capital was increased by $19,192,336 due to permanent differing book and tax treatment of realized gains and losses attributable to the differences in the book and tax cost of securities described in Note B. Net assets of the Fund were unaffected by this change.

(I)  NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

(J)  SUBSEQUENT EVENTS

     Management has evaluated the impact of all subsequent events on the Fund through February 16, 2010, the date the financial statements were issued, and has determined that there was the following subsequent event:

     On February 2, 2010, PNC entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with The Bank of New York Mellon Corporation ("BNY Mellon"). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, which has been approved by the board of directors of each company, PNC will sell to BNY Mellon (the "Stock Sale") 100% of the issued and outstanding shares of PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly-owned subsidiary of PNC.

     The Stock Sale includes PNC Global Investment Servicing (U.S.) Inc. and PFPC Trust Company and is expected to close in the third quarter of 2010.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE PARTNERS OF
CHESTNUT STREET EXCHANGE FUND

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Chestnut Street Exchange Fund (the "FUND"), as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                      (BBD, LLP)
                                                                        BBD, LLP

PHILADELPHIA, PENNSYLVANIA
FEBRUARY 16, 2010

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       ADDITIONAL INFORMATION (UNAUDITED)

ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT.

At a meeting held on July 29, 2009, the Managing General Partners of the Fund, including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. ("BCM") with respect to the Fund for an additional one-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM's experience and qualifications. Among other items, the Managing General Partners considered a report that included, among other things, (1) a comparison of the assets, advisory fee and total expense ratio of shares of the Fund to those of the BlackRock Funds Exchange Portfolio (the "BlackRock Portfolio"), the other exchange fund managed by BCM; (2) a comparison of the performance of the Fund to its benchmark (S&P 500) as well as the Dow Jones Industrial Average and its Lipper peer group; (3) compensation or possible benefits to BCM and its affiliates, including PNC Global Investment Servicing, arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM's parent, BlackRock Inc. ("BlackRock"); (5) information about the services provided to the Fund, the personnel involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BCM; (7) the nature of BCM's internal controls to monitor portfolio compliance; and (8) the costs of the services to be provided and the Adviser's profits with respect to the Fund. The Board determined that economies of scale was not relevant since the Fund was closed to new investors.

After discussion, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund's Portfolio. The Managing General Partners also concluded that, based on the services that BCM would provide to the Fund under the investment advisory agreement, the fee was fair and equitable with respect to the Fund. The Managing General Partners considered the fees paid by the Fund in relation to BlackRock Portfolio's fees, as well as the Fund's performance. After evaluating the above information, the Managing General Partners concluded that the advisory fee paid by the Fund is fair and equitable. The Managing General Partners determined that the services provided by BCM were adequate.

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling
(888) 261-4073 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2009 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       INFORMATION ON THE MANAGING GENERAL
                       PARTNERS AND OFFICERS OF THE FUND

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional Information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund's partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND            OTHER
                             POSITION WITH                  PRINCIPAL                   COMPLEX(1)      DIRECTORSHIP(2)
                             THE FUND AND              OCCUPATIONS DURING              OVERSEEN BY         HELD BY
                              LENGTH OF                PAST 5 YEARS AND                 MANAGING          MANAGING
NAME, ADDRESS, AND AGE        TIME SERVED             CURRENT AFFILIATIONS           GENERAL PARTNERS   GENERAL PARTNER
------------------------   -----------------   -----------------------------------   ----------------   ----------------
INTERESTED MANAGING
GENERAL PARTNERS

Richard C. Caldwell*       Managing            Advisory Director, PNC Florida,              1                 None
c/o Edward J. Roach        General Partner     FSB; Advisory Director in
103 Bellevue Parkway       since 1997          Philadelphia and Southern New
Wilmington, DE 19809                           Jersey region for PNC Bank;
Age: 65                                        Consultant for PNC Florida;
                                               Chairman, Florida Advisory Council;
                                               formerly, President and Chief
                                               Executive Officer, PNC Bank FSB
                                               from May 1998 until July 1999;
                                               Director, JSC, Inc.
                                               since February 1996 (investment
                                               holding company); Director, DR Inc.
                                               and Dingess-Rum Properties Inc.
                                               since April 1994 (investment
                                               holding company).

Edward J. Roach*           Managing            Certified Public Accountant;                 1                 None
103 Bellevue Parkway       General Partner     President and/or Treasurer of 1
Wilmington, DE 19809       since 2000, Chief   other investment company
Age: 85                    Compliance          advised by BCM, 1988-2009.
                           Officer since
                           2004, President
                           since 2002,
                           Treasurer since
                           1981

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND            OTHER
                             POSITION WITH                  PRINCIPAL                   COMPLEX(1)      DIRECTORSHIP(2)
                             THE FUND AND              OCCUPATIONS DURING              OVERSEEN BY         HELD BY
                              LENGTH OF                PAST 5 YEARS AND                 MANAGING          MANAGING
NAME, ADDRESS, AND AGE        TIME SERVED             CURRENT AFFILIATIONS           GENERAL PARTNERS   GENERAL PARTNER
------------------------   -----------------   -----------------------------------   ----------------   ----------------
DISINTERESTED MANAGING
GENERAL PARTNERS

Gordon L. Keen, Jr.        Managing            Senior Vice President, Law &                  1                None
c/o Edward J. Roach        General Partner     Corporate Department, Airgas,
103 Bellevue Parkway       since 2006          Inc. (Radnor, PA-based distributor
Wilmington, DE 19809                           of industrial, medical and special-
Age: 65                                        ty gases, and welding and safety
                                               equipment and supplies) from
                                               January 1992 to January 2006.

Langhorne B. Smith         Managing            Retired. President and Director,              1                None
c/o Edward J. Roach        General Partner     The Sandridge Corporation
103 Bellevue Parkway       since 1997          (private investment company);
Wilmington, DE 19809                           Director, Claneil Enterprises, Inc.
Age: 73                                        (private investment company).

David R. Wilmerding, Jr.   Managing            Retired. Chairman, Wilmerding &               1          Director, Beaver
c/o Edward J. Roach        General Partner     Associates (investment advisers)                         Management
103 Bellevue Parkway       since 1976;         from February 1989 to 2006.                              Corporation
Wilmington, DE 19809       Chairman of the
Age: 74                    Managing General
                           Partners since
                           2006

OFFICERS

Michael P. Malloy          Secretary           Secretary of the Chestnut Street              N/A               N/A
Drinker Biddle & Reath     since 2001          Exchange Fund; Partner in the
One Logan Square                               law firm of Drinker Biddle &
18th and Cherry Streets                        Reath LLP.
Philadelphia, PA 19103
Age: 50

James G. Shaw              Assistant           Vice President since 1995 and                 N/A               N/A
103 Bellevue Parkway       Treasurer Since     Director since 2005; PNC Global
Wilmington, DE 19809       2009                Investment Services (U.S.), Inc.
Age: 49


----------
* Messrs. Caldwell and Roach are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 ("1940 Act"). Mr. Caldwell owns stock of an affiliate of the adviser and Mr. Roach is an employee of the Fund.

(1) The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies") or other investment companies registered under the 1940 Act.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================
                            MANAGING GENERAL PARTNERS
                               Richard C. Caldwell
                              Gordon L. Keen, Jr.
                                 Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                               INVESTMENT ADVISERS
                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT
                              PNC Global Investment
                              Servicing (U.S.) Inc.
                                  P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

                      [CHESTNUT STREET EXCHANGE FUND LOGO]

                                  Annual Report
                               December 31, 2009

                            Chestnut Street Exchange
                                      Fund

                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer
================================================================================

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managing general partners has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,000 for 2008 and $19,000 for 2009.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
          (a) of this Item are $0 for 2008 and $0 for 2009.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2008 and $0 for 2009.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b)  N/A

                    (c)  N/A

                    (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2009.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of managing general partners.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) CHESTNUT STREET EXCHANGE FUND

By (Signature and Title)*     /s/ Edward J. Roach
                              --------------------------------------------------
                              Edward J. Roach, President & Treasurer
                              (Principal Executive Officer & Principal Financial
                              Officer)

Date   February 26, 2010
       -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Edward J. Roach
                              --------------------------------------------------
                              Edward J. Roach, President & Treasurer
                              (Principal Executive Officer & Principal Financial Officer)

Date   February 26, 2010
       -----------------

* Print the name and title of each signing officer under his or her signature.